citibank                                         Citibank, N.A.
                                                 Citibank Custodial Operations
                                                 5280 Corporate Drive
                                                 MC0052
                                                 Frederick, MD 21740



Management Assessment of Compliance with Applicable Servicing Criteria

1. Citibank, N.A., (the "Custodian") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as set forth in Exhibit A hereto, in connection with the servicing of residential mortgage loans (other than loans held for its own portfolio) for which the Custodian performs a particular servicing function pursuant to a custodial agreement covering transactions that are serviced on the Citilink, Mortgageserv, and Fidelity servicing platforms as of and for the year ending December 31, 2007;

2. Except as set forth in paragraph 3 below, the Custodian used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria as of and for the year ending December 31, 2007;

3. The criteria listed as Inapplicable Servicing Criteria on Exhibit A hereto are inapplicable to the Custodian based on the activities it performs with respect to asset-backed securities transactions;

4. The Custodian has complied, in all material respects, with the applicable servicing criteria as of and for the year ending December 31, 2007;

5. KPMG LLP, a registered public accounting firm, has issued an attestation report on the Custodian's assessment of compliance with the applicable servicing criteria as of and for the year ending December 31, 2007.


February 22, 2008

By: /s/ Herb Gover
   ----------------------------
Name:  Herb Gover
Title: Executive Vice President, North American Consumer Asset Operations - Senior Officer in Charge Of Servicing


Exhibit A - Citibank Custody Platform


                                    EXHIBIT A


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                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
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  Reference                                  Criteria                                                                  NOT
                                                                                         Performed   Performed by   Performed
                                                                                            by       subservicer       by
                                                                                         Vendor(s)   or vender(s)   Citibank
                                                                                         for which   for which        or by
                                                                             Performed    Citibank    Citibank    subservicer(s)
                                                                             Directly      is the     is NOT the    or vendor(s)
                                                                                 by     Responsible  Responsible   retained by
                                                                              Citibank      Party       Party1       Citibank2

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in           X
1122(d)(1)(i)     accordance with the transaction agreements.
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                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to                                                 X
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
--------------------------------------------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a                                             X
1122(d)(1)(iii)   back-up servicer for the loans are maintained.
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                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage        X
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
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                       Cash Collection and Administration
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                  Payments on loans are deposited into the
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following                                               X
                  receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
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                  Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.                                                 X
--------------------------------------------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash
                  flows or distributions, and any interest or other fees charged                                           X
                  for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with                                             X
                  respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
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                  Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured
                  depository institution" with respect to a foreign financial                                              X
                  institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act.
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
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(1)   Check only cirteria which are performed by subservicer(s) or vendor(s)
      retained by Citibank.

(2)   Check only those criteria which Citibank does NOT, (i) perform directly,
      (ii) take responsibility for the performance of by a Vendor or (iii) retain subservicer(s) or vendors(s) to perform.

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                                  NOT
                                                                                         Performed   Performed by   Performed
                                                                                            by       subservicer       by
                                                                                         Vendor(s)   or vender(s)   Citibank
                                                                                         for which   for which        or by
                                                                             Performed    Citibank    Citibank    subservicer(s)
                                                                             Directly      is the     is NOT the    or vendor(s)
                                                                                 by      Responsible Responsible   retained by
                                                                              Citibank      Party      Party1        Citibank2

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent unauthorized                                            X
1122(d)(2)(vi)    access.
--------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date,
                  or such other number of days specified in the transaction                                                X
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
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                       Investor Remittances and Reporting
--------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and
                  other terms set forth in the transaction agreements; (B) provide                                         X
                  information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of loans serviced by the
1122(d)(3)(i)     Servicer.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other                                              X
1122(d)(3)(ii)    terms set forth in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such                                                X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or                                                X
1122(d)(3)(iv)    custodial bank statements.
--------------------------------------------------------------------------------------------------------------------------------
                            Pool Asset Administration
--------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on loans is maintained as
                  required by the transaction agreements or related mortgage        X
1122(d)(4)(i)     loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loan and related documents are safeguarded as                     X
1122(d)(4)(ii)    required by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any                                                   X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments on loans, including any payoffs, made in
                  accordance with the related loan documents are
                  posted to the Servicer's obligor records maintained no more
                  than two business days after receipt, or such other number of                                            X
                  days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related loan documents.
--------------------------------------------------------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------------------------------------------------------
                               Servicing Criteria                                Applicable Servicing       Inapplicable
                                                                                       Criteria               Servicing
                                                                                                              Criteria
--------------------------------------------------------------------------------------------------------------------------------
  Reference                                  Criteria                                                                  NOT
                                                                                         Performed   Performed by   Performed
                                                                                            by       subservicer       by
                                                                                         Vendor(s)   or vender(s)   Citibank
                                                                                         for which   for which        or by
                                                                             Performed    Citibank    Citibank    subservicer(s)
                                                                             Directly      is the     is NOT the    or vendor(s)
                                                                                 by      Responsible Responsible   retained by
                                                                              Citibank      Party      Party1       Citibank2

--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
--------------------------------------------------------------------------------------------------------------------------------
                  The Servicer's records regarding the loans agree
                  with the Servicer's records with respect to an obligor's                                                 X
1122(d)(4)(v)     unpaid principal balance.
--------------------------------------------------------------------------------------------------------------------------------
                  Changes with respect to the terms or status of an obligor's
                  loans (e.g., loan modifications or re-agings) are                                                        X
                  made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures
                  and repossessions, as applicable) are initiated, conducted and                                           X
                  concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a loan is delinquent in accordance with
                  the transaction agreements. Such records arc maintained on at least a monthly basis, or such other period specified in the
                  transaction agreements, and describe the entity's activities                                             X
                  in monitoring delinquent loans including, for example
                  phone calls, letters and payment rescheduling plans in case where delinquency is deemed temporary (e.g., illness or
1122(d)(4)(viii)  unemployment).
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for loans                                               X
                  with variable rates are computed based on the related
1122(d)(4)(ix)    loan documents.
--------------------------------------------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's loan documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or                                           X
                  credited, to obligors in accordance with applicable loan
                  documents and state laws; and (C) such funds are returned
                  to the obligor within 30 calendar days of full repayment of the related loans, or such other number of days specified
1122(d)(4)(x)     in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the                                                         X
                  appropriate bills or notices for such payments, provided
                  that such support has been received by the Servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
--------------------------------------------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the                                                     X
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
--------------------------------------------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained                                             X
                  by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction                                               X
1122(d)(4)(xiv)   agreements.
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                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is                                                 X
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
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
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